SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            CIGNA HIGH INCOME SHARES
                            ------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                           CIGNA HIGH INCOME SHARES


                                                        Worcester, Massachusetts
                                                                  March 20, 2003

To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of CIGNA High Income Shares (the "Fund"), to be held at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, April 29, 2003 at 11:30 a.m., Eastern Time. Formal notice of the meeting appears on the next page and is followed by the proxy statement.

     Shareholders are being asked to consider and approve the election of trustees, and to approve Shenkman Capital Management, Inc. as sub-adviser to the Fund.

     The Board of Trustees' recommendation of Shenkman Capital Management, Inc. as sub-adviser to the Fund is based upon a number of factors, including Shenkman Capital Management's record of superior investment performance in managing high yield bonds. Please note that the Fund's adviser, TimesSquare Capital Management, Inc., not the Fund, will pay Shenkman Capital Management's advisory fees. The Fund's investment management fees will not change as a result of hiring Shenkman Capital Management as sub-adviser to the Fund.

     We hope you will find it convenient to attend the meeting, but we urge you in any event to complete and return the enclosed proxy card in the envelope provided. It is very important that your proxy card be received as soon as possible so that the necessary quorum will be represented at the meeting. If you do attend, you may vote in person if you so desire.

     The Annual Report of CIGNA High Income Shares for the year ended December 31, 2002 has previously been mailed to you.

                                        Sincerely,

                                        /s/ Richard H. Forde
                                        --------------------

                                        RICHARD H. FORDE
                                        Chairman of the Board

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

     SHAREHOLDERS ARE URGED TO INDICATE THEIR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT ATTENTION IS APPRECIATED.

--------------------------------------------------------------------------------

                            CIGNA HIGH INCOME SHARES


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To Shareholders of CIGNA High Income Shares:

     The Annual Meeting of Shareholders of CIGNA High Income Shares (the "Fund") will be held at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, April 29, 2003 at 11:30 a.m., Eastern Time, for the following purposes:

     (1) To approve a sub-advisory agreement between TimesSquare Capital Management, Inc. ("TimesSquare") and Shenkman Capital Management, Inc.

     (2) To elect six Trustees to serve until the next Annual Meeting of Shareholders or until the election and qualification of their successors.

     (3) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     Holders of record of the shares of the Fund at the close of business on March 10, 2003 are entitled to vote at the meeting.

     Your vote is important, even if you don't own many shares. Please complete, sign and return the enclosed proxy /voting instruction card.

                                        /s/ Jeffrey S. Winer
                                        --------------------

                                        Jeffrey S. Winer
                                        Secretary


Worcester, Massachusetts
March 20, 2003

                                 PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS OF
                            CIGNA HIGH INCOME SHARES

     This proxy statement is furnished in connection with the solicitation of proxies by the Trustees of CIGNA High Income Shares (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held at The Colony Club, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, April 29, 2003 at 11:30 a.m., Eastern Time, and at any postponement or adjournment thereof.

     Any person executing a proxy may revoke it at any time prior to its use by executing a new proxy or by registering with the Secretary of the Fund at the meeting and requesting a revocation. Executed proxies received by the Fund will be voted in accordance with the directions specified in the proxy. A majority of the outstanding shares of the Fund must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business.

     For purposes of determining the presence of a quorum for transacting business at the meeting and determining whether sufficient votes have been cast FOR the proposals, abstentions (that is, votes that are marked "withheld") and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares which are present and entitled to vote, but which have not voted on such matter. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum. Abstentions and broker non-votes will have no effect on the election of Trustees, but will have the same effect as a vote "against" the proposal to approve the sub-advisory agreement.

     The Board of Trustees recommends a vote FOR the approval of the sub-advisory agreement with Shenkman Capital Management, Inc. and FOR the election of Trustees. If no specification is made, the proxy will be voted FOR the approval of the sub-advisory agreement, FOR the election of Trustees as listed, and at the discretion of the proxy holders, on any other matters which may properly come before the meeting or at any postponement or adjournment. The Board of Trustees does not know of any actions to be considered at the meeting other than those referred to above.

     Costs of soliciting proxies will be borne by the Fund. In addition to solicitation of proxies by use of the mails, some of the officers of the Fund and persons affiliated with CIGNA Corporation ("CIGNA") and its affiliated companies may, without remuneration, solicit proxies in person or by telephone. The Fund has also retained a proxy solicitor, The Altman Group, Inc., to assist in the solicitation of proxies. The costs of retaining this firm, which will be fully borne by the Fund, are not expected to exceed $60,000.

     The Fund has agreed to indemnify and hold the solicitation firm harmless against any liability incurred in connection with the solicitation of proxies, unless the liability results from the firm's negligence or misconduct. The agreement between the Fund and the solicitation firm will terminate upon conclusion of the shareholder meeting or any adjournments of the meeting.

     In the event a quorum is not present at the meeting, or in the event sufficient votes to approve any of the proposals are not received, even though a quorum is present at the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation are reasonable and in the interests of shareholders of the Fund. A shareholder vote may be taken on any proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the meeting in person or by proxy.

     At the close of business on March 10, 2003, the record date for the determination of shareholders entitled to vote at the meeting, there were [53,664,345] outstanding shares. Each share is entitled to one vote. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being mailed on or about March 20, 2003 to shareholders of record on the record date.

     The principal executive offices of the Fund are located at (and its mailing address is) 100 Front Street, Suite 300, Worcester, Massachusetts 01608.

     The Fund will furnish to a shareholder upon request, without charge, a copy of the annual report. Requests may be made by writing to the Fund c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H18E, Hartford, CT 06103, Attn: Alfred A. Bingham III, or by calling 1-800-426-5523.

                                  PROPOSAL ONE

                APPROVAL OF THE INVESTMENT SUB-ADVISORY AGREEMENT

     The shareholders of the Fund are being asked to approve an investment sub-advisory agreement between TimesSquare and Shenkman Capital Management, Inc. ("Shenkman Capital Management"). The sub-advisory agreement is attached as Appendix A to this Proxy Statement. At a meeting of the Board of Trustees held on March 4, 2003, the Trustees of the Fund unanimously voted to approve TimesSquare entering into the sub-advisory agreement, subject to shareholder approval.

BACKGROUND

     To date, TimesSquare has not utilized a sub-adviser to assist it in managing the Fund's investments. In late 2002, the Trustees and Fund management concluded that, because the Fund's performance had not met expectations, it would be in the best interests of Fund shareholders for TimesSquare to engage a sub-adviser.

     Before deciding to recommend Shenkman Capital Management as the Fund's sub-adviser, Fund management reviewed numerous investment advisory organizations with experience investing in high-yield fixed income securities. Following that review, Fund management interviewed two advisory firms (one of which was Shenkman Capital Management) that it considered well qualified to serve as sub-adviser to the Fund. At a meeting held on February 21, 2003, these two investment advisory firms made in-person presentations to the Trustees. At the meeting, representatives of each advisory firm presented detailed information to the Trustees, including background information on their firm and its resources, their investment philosophy and process, portfolio construction methodology, default rates in high yield portfolios managed by the advisers, historical performance, special considerations entailed in managing a portfolio that uses leverage such as the Fund, client service capabilities, the manner in which they would manage the transition of the Fund's portfolio of bonds if they were managing the Fund's assets, and biographical data on portfolio managers and analysts.

     In reaching a decision to recommend Shenkman Capital Management as the Fund's investment sub-adviser, the Trustees concluded that (a) Shenkman Capital Management has a long-term record of superior performance in the high-yield asset class, with extremely low default rates and an excellent security selection and monitoring process; (b) Shenkman Capital Management has substantial research and portfolio management resources and personnel focused exclusively on management of high yield bonds; (c) Shenkman Capital Management's disciplined investment approach focusing on capital preservation and current income is appropriate for the Fund and (d) Shenkman Capital Management demonstrated an appropriate awareness of the special requirements associated with the Fund's status as a leveraged closed-end investment company. None of the Fund's Trustees and officers are employed by or otherwise affiliated with Shenkman Capital Management.

     At the meeting on March 4, 2003, the Trustees further deliberated and selected Shenkman Capital Management as the Fund's sub-adviser. In addition, the Board of Trustees reviewed and discussed the terms and provisions of the sub-advisory agreement.

SHENKMAN CAPITAL MANAGEMENT -- PORTFOLIO MANAGEMENT

     If the sub-advisory agreement is approved, the following individuals will have day to day portfolio management responsibility for the assets of the Fund managed by Shenkman Capital Management:

     Mark Shenkman -- Chief Investment Officer and Portfolio Manager, Shenkman Capital Management, since 1985.

     Frank Whitley -- Executive Vice President and Portfolio Manager, Shenkman Capital Management. Mr. Whitely joined the firm in 1988 and became a Portfolio Manager in 1995.

     Mark Flanagan -- Senior Vice President and Portfolio Manager, Shenkman Capital Management, since 2002. Previously, Director of Credit Research of Shenkman Capital Management from 1996 to 2002.

SHENKMAN CAPITAL MANAGEMENT -- PERFORMANCE

     Shown below are performance figures for the Shenkman Capital High Yield Bond Composite, which is an aggregation of high yield bond accounts managed by Shenkman Capital Management whose investment objectives, policies and strategies are substantially similar to the Fund's. Not all accounts in the Composite were subject to the limitations and diversification requirements of the Investment Company Act of 1940 and the Internal Revenue Code and had they been, their performance could have been lower. Moreover, the performance of these accounts does not reflect the impact of leverage. The performance of the Composite is shown net of the Fund's fees and expenses, except that interest paid by the Fund on borrowed funds has not been deducted. Performance of the Composite does not represent past or future performance of the Fund. For comparative purposes, also shown below are the performance of indices designed to be representative of the high yield debt market as a whole.

Shenkman Capital Management -- Composite Total Return
For periods ending December 31, 2002

                                                  One         Three        Five          Ten
                                                 Year         Years        Years        Years
                                              ----------   ----------   ----------   ----------
SHENKMAN CAPITAL HIGH YIELD BOND
  COMPOSITE(1) ............................       4.05%        3.61%        3.59%        7.84%
CSFB High Yield Index(2) ..................       3.10%        1.11%        1.44%        6.51%
Merrill Lynch High Yield Index(2) .........      -1.84%       -0.91%        0.53%        6.06%
Salomon Smith Barney HY Index(2) ..........      -1.52%       -0.69%        0.64%        6.08%

------
(1) The Shenkman Capital High Yield Bond Composite consists of high yield bond accounts that represent a substantial portion of the total high yield bond assets under management by Shenkman Capital Management (98% to 99% for 1993 to 1997; 74% for 1998; 52% for 1999; 64% for 2000; 80% for 2001 and 2002),
     and excludes multi-sector and structured funds, and non-discretionary accounts. The performance results include reinvestment of dividends and other income and are net of the Fund's fees and expenses (except interest expense).
(2) The CSFB, Merrill Lynch, and Salomon Brothers High Yield Indices are unmanaged and not available for direct investments.

INFORMATION ABOUT THE PROPOSED SUB-ADVISORY AGREEMENT.

     If approved by shareholders, the sub-advisory agreement will remain in full force and effect until April 28, 2005, and, unless terminated in accordance with its terms, will continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by both (1) the Board of Trustees of the Fund or by a vote of the majority of the outstanding voting securities (as defined in the Investment Company Act of 1940 (the "1940 Act") of the Fund, and (2) the vote of a majority of those Trustees of the Fund who are not parties to the sub-advisory agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval. TimesSquare will pay Shenkman Capital

Management a fee for serving as sub-adviser to the Fund equal to the annual rate of 0.35% of the average weekly total asset value of the Fund for the first $100 million of total Fund assets managed by Shenkman Capital Management, and 0.325% for all Fund assets in excess of $100 million managed by Shenkman Capital Management, payable quarterly in arrears.

INFORMATION ON SHENKMAN CAPITAL MANAGEMENT.

     Shenkman Capital Management is a privately owned New York corporation with a principal place of business at 461 Fifth Avenue, New York, New York. The firm was founded in 1985 and is a registered investment adviser under the Investment Advisers Act of 1940. As of December 31, 2002 it had total assets under management of $6.5 billion, virtually all of which were high yield fixed income assets.

     The name and principal occupation of the principal executive officers and each director of Shenkman Capital Management are as follows:

     Mark Shenkman -- President, Chief Investment Officer, Portfolio Manager and Director

     Albert Fuss -- Director; Chairman, International Asset Management, London, England

     Victor Rosenzweig -- Director; Partner, Olshan Grundman Frome Rosenzweig & Wolosky LLP, New York, New York

     Frank Whitely -- Executive Vice President and Portfolio Manager

     Mark Flanagan -- Senior Vice President and Portfolio Manager

     Richard Weinstein -- Senior Vice President and General Counsel

     Robert Stricker -- Senior Vice President and Director of Credit Research

     The address of each of these persons is 461 Fifth Avenue, New York, New
York.

     Shenkman Capital Management currently serves as sub-adviser to four open-end mutual funds having similar investment objectives as the Fund: SEI Institutional Managed Trust-High Yield Bond Fund; SEI Insurance Products Trust-SEI VP High Yield Bond Fund; Harbor High Yield Bond Fund; and Dreyfus Premier High Income Fund. Shenkman Capital Management does not currently manage a closed-end fund similar to the Fund.

IMPACT ON EXISTING ADVISORY AGREEMENT WITH TIMESSQUARE CAPITAL MANAGEMENT.

     No changes are being made to the Fund's investment advisory agreement with TimesSquare. TimesSquare will continue to provide all back office and administrative support to the Fund, such as preparation of shareholder reports and other filings, and communicating with the Fund's Board of Trustees, custodian, lender and auditors. Although Shenkman Capital Management will assume day-to-day responsibility for managing a substantial majority of the Fund's investments, in the future TimesSquare may manage directly a portion of the Fund's investments. TimesSquare will oversee Shenkman Capital Management's management of Fund assets and determine the portion of Fund assets to be managed by Shenkman Capital Management. As noted earlier, TimesSquare Capital Management, not the Fund, will pay the sub-advisory fees under the proposed sub-advisory agreement, so approval of the sub-advisory agreement will not change the amount of advisory fees the Fund pays. The investment advisory agreement between the Fund and TimesSquare is dated April 5, 1988. It was approved by Fund shareholders in May 1989. During 2002, the Fund paid TimesSquare $1,607,000 for services provided under the investment advisory agreement. TimesSquare's principal business address is Four Times Square, New York, New York, 10036.

     Approval of the sub-advisory agreement will, to the extent that the sub-advisory agreement constitutes an amendment or assignment of TimesSquare's investment advisory agreement with the Fund under the 1940 Act, also represent approval of the amendment or assignment of the investment advisory agreement.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     Based on its review, the Board of Trustees unanimously approved the selection of Shenkman Capital Management to serve as sub-adviser to the Fund, and the proposed sub-advisory agreement. The Board then directed that the selection of Shenkman Capital Management and the proposed sub-advisory agreement be submitted to shareholders for approval with the Board's recommendation that shareholders of the Fund vote to approve the selection of Shenkman Capital Management as sub-adviser and the proposed sub-advisory agreement.

     Approval of the sub-advisory agreement requires an affirmative vote of a majority of the outstanding voting securities of the Fund (within the meaning of the 1940 Act) to be approved. Under the 1940 Act, a "majority of the outstanding voting securities of a registered investment company means the affirmative vote by holders of the lesser of either (a) 67% or more of the outstanding voting securities of such company present at a meeting, if the holders of more than 50% of the outstanding voting securities of such company are present in person or represented by proxy or (b) more than 50% of the outstanding voting securities of such company. If the proposal does not receive the requisite shareholder approval, then the Trustees will meet to consider possible alternatives, which might include resubmission of the proposal for shareholder approval.

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL ONE

                                  PROPOSAL TWO

                              ELECTION OF TRUSTEES

     At the meeting, six Trustees are to be elected by the shareholders of the Fund. The Board of Trustees has nominated and recommends the election of Ms. Marnie Wagstaff Mueller, Ms. Carol Ann Hayes and Messrs. Richard H. Forde, Russell H. Jones, David P. Marks and Paul J. McDonald. Each of the nominees other than Ms. Hayes is currently serving on the Board of Trustees. Shareholders are asked to elect Ms. Mueller, Ms. Hayes and Messrs. Forde, Jones, Marks and McDonald as Trustees of the Fund, each to hold office until the next Annual Meeting of Shareholders or until the election and qualification of his or her successor.

     Each of the Trustees of the Fund other than Ms. Hayes also serves as a Trustee of CIGNA Investment Securities ("CIS"). TimesSquare, an indirect, wholly owned subsidiary of CIGNA, serves as investment adviser to both the Fund and CIS. CIS will hold an annual meeting on April 29, 2003, at which shareholders will be asked to elect Ms. Mueller, Ms. Hayes and Messrs. Forde, Jones, Marks and McDonald as Trustees.

     All shares represented by valid proxies will be voted in the election of Trustees for the nominees unless authority to vote for a particular nominee is withheld. Proxies cannot be voted for a greater number of persons than the nominees named in the proxy statement. If any nominee should be unable to serve, an event not now anticipated, proxies will be voted for such other person as shall be designated by the Board of Trustees of the Fund, or the Board of Trustees may reduce the number of Trustees, as authorized by the Declaration of Trust. All of the nominees have agreed to serve if elected.

     Messrs. Jones and McDonald were first elected to the Board in 1995. Mr. Forde was appointed to the Board in 1998. Ms. Mueller was appointed to the Board in 2001. Mr. Marks was appointed to the Board in 2002. Ms. Mueller and Messrs. Forde, Jones and McDonald were last elected by shareholders on April 30, 2002.

     The following table sets forth the number of shares of the Fund and shares of all mutual funds in the CIGNA family of mutual funds beneficially owned by the nominees and by the Fund's Trustees and officers as a group. The information provided is as of December 31, 2002. As of December 31, 2002, neither the Trustees as a group nor the Trustees and officers as a group owned beneficially more than 1% of the outstanding shares of the Fund.

Nominees who are not      Dollar Range of     Aggregate Dollar Range of Equity Securities
"interested persons"      Equity Securities   in All Funds Overseen or to be Overseen by
of the Fund               in the Fund         Trustee in Family of Investment Companies
------------------------- ------------------- --------------------------------------------
Russell H. Jones          $1-$10,000          $10,001--$50,000
Paul J. McDonald          $1-$10,000          $10,001--$50,000
Marnie Wagstaff Mueller   None                None
Carol Ann Hayes           None                None

Nominees who are       Dollar Range of     Aggregate Dollar Range of Equity Securities
"interested persons"   Equity Securities   in All Funds Overseen or to be Overseen by
of the Fund            in the Fund         Trustee in Family of Investment Companies
---------------------- ------------------- ---------------------------------------------
Richard H. Forde       $1-$10,000          $1-$10,000
David P. Marks         None                None

     Based on information furnished by each independent Trustee as of December 31, 2002, neither Russell Jones, Paul McDonald, Carol Ann Hayes, Marnie Mueller nor any of their immediate family members owned any securities issued by TimesSquare, CIGNA Corporation or their affiliates as of that date.

Section 16(a) Beneficial Owner Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's Trustees and executive officers, and persons who own more than 10% of a registered class of the Fund's equity securities ("10% shareholders"), to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, Trustees and 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports received by the Fund, or written representations from certain persons that no such reports were required to be filed for those persons, the Fund believes all Section 16(a) filing requirements applicable to officers, Trustees and 10% shareholders were satisfied, except that a Form 5 filing for Mr. Jones covering a purchase of 500 shares of the Fund was filed late.

     The following tables show information for each nominee, including age, present position, principal occupation or employment during the last five years, principal affiliations, including any Trusteeships presently held in companies that have issued publicly-held securities and any material interest in or relationship with TimesSquare and any of its affiliated persons presently and during the preceding five years. The Fund does not have a principal underwriter or administrator. Each nominee currently serves as a Trustee of the Fund, CIGNA Funds Group, CIGNA Variable Products Group, and of CIGNA Investment Securities, except that Ms. Mueller is not a Trustee of CIGNA Variable Products Group, Mr. Marks is not a Trustee of CIGNA Variable Products Group or CIGNA Funds Group, and Ms. Hayes is not presently a Trustee of any of these funds.

              Nominees who are not "interested persons" of the Fund

                                                                     Number of    Other
                         Term of                                     Portfolios   Directorships
Name,        Position    Office** and   Principal                    In Fund      Held by
Address*     Held with   Length of      Occupation(s)                Complex      Trustee or
And Age      Fund        Time Served    During Past 5 Years          Overseen     Nominee
------------------------------------------------------------------------------------------------
Russell H.   Trustee     Trustee        Vice President (Investor          14      None
Jones                    since 1995     Relations, Public
58                                      Relations) and Treasurer,
                                        Kaman Corporation
                                        (helicopters and aircraft
                                        components, industrial
                                        distribution)

------------------------------------------------------------------------------------------------

Carol Ann    Nominee     N/A            Director and Head of               0      Reed &
Hayes                                   Audit Committee, Reed                     Barton
58                                      & Barton Corporation                      Corporation
                                        (silversmith company);
                                        previously, certified
                                        public accountant and
                                        Manager of Marketing,
                                        Coopers & Lybrand
                                        (accounting firm)

------------------------------------------------------------------------------------------------

Paul J.      Trustee     Trustee        Special Advisor to Board          14      Western
McDonald                 since 1995     of Directors, Friendly Ice                Massachusetts
59                                      Cream Corporation                         Electric
                                        (family restaurants and                   Company
                                        dairy products);
                                        previously, Senior
                                        Executive Vice president
                                        and Chief Financial
                                        Officer, Friendly Ice
                                        Cream Corporation

------------------------------------------------------------------------------------------------

Marnie       Trustee     Trustee        Diocesan Consultant,              11      None
Wagstaff                 since 2001     Episcopal Diocese of
Mueller                                 Connecticut; previously,
66                                      visiting Professor of
                                        Health Economics,
                                        Wesleyan University

      Nominees who are "interested persons" of the Fund, and Fund Officers

                                                                    Number of    Other
                         Term of                                    Portfolios   Directorships
Name,        Position    Office** and   Principal                   In Fund      Held by
Address*     Held with   Length of      Occupation(s)               Complex      Trustee or
And Age      Fund        Time Served    During Past 5 Years         Overseen     Nominee
------------ ----------- -------------- --------------------------- ------------ --------------
David P.     Trustee     Trustee        Chief Investment                  2      Director of
Marks                    since 2002     Officer, CIGNA                           Various
56                                      Retirement & Investment                  Subsidiaries
                                        Services and President,                  of CIGNA
                                        TimesSquare Capital                      Corporation
                                        Management, Inc.;
                                        previously, Partner, Green
                                        Mountain Partners
                                        (Buyout Firm); President
                                        and Chief Investment
                                        Officer, Allianz of
                                        America, Inc. (Investment
                                        Advisory Firm)

-----------------------------------------------------------------------------------------------

Richard H.   Chairman    Trustee,       Managing Director,               14      Director of
Forde        of the      Chairman       CIGNA Retirement &                       various
49           Board of    and            Investment Services, Inc.                subsidiaries
             Trustees,   President      and TimesSquare Capital                  of CIGNA
             President   since 1998     Management, Inc.                         Corporation
-----------------------------------------------------------------------------------------------
Alfred A.    Vice        Officer        CIGNA Funds Treasurer;           14      --
Bingham      President   since 1979     Assistant Vice President,
III 58       and                        TimesSquare Capital
             Treasurer                  Management, Inc.

-----------------------------------------------------------------------------------------------

Jeffrey S.   Vice        Officer        Senior Counsel,                  14      --
Winer        President   since 1994     CIGNA Corporation
45           and
             Secretary

-----------------------------------------------------------------------------------------------

 * All Trustees and officers have a mailing address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.
** Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

     No officer or Trustee of the Fund who received any remuneration from the Fund during 2002 was serving as a director, officer or employee of CIGNA, TimesSquare or any of their affiliates or subsidiaries. The other current Trustees, taken as a group, were paid or accrued Trustee fees for 2002 from the Fund in the aggregate amount of $30,000. Under current compensation arrangements, these Trustees will be entitled to receive from the Fund an annual retainer of $7,100 plus a fee of $400 for each Board meeting attended and $400 for each Committee meeting attended. These Trustees will also be entitled to receive, as compensation for their services as Trustees, an annual retainer of $2,000, a $400 Board meeting fee, and a $400 Committee meeting fee from CIGNA Variable

Products Group, an annual retainer of $4,000, a $800 Board meeting fee and $800 Committee meeting fee from CIGNA Funds Group, and an annual retainer of $5,100, a $400 Board meeting fee, and a $400 Committee meeting fee from CIGNA Investment Securities. All Trustees are entitled to receive reimbursements for expenses incurred in connection with each Board and Committee meeting attended. These reimbursements of expenses are allocated among the Fund, each series of CIGNA Funds Group and CIGNA Variable Products Group, and CIGNA Investment Securities so that each entity pays an amount based on its net assets as a percentage of the aggregate net assets of such entities.

     The following table sets forth the compensation paid by the Fund and by the CIGNA Fund complex to Trustees in 2002:

                                                                               Total
                                                                            Compensation
                                                                             from Fund
                                                                             and CIGNA
                                                                                Fund
                                                               Aggregate      Complex
   Name of Person,                                           Compensation     Paid to
  Position with Fund                                           from Fund    trustees (e)
  ------------------                                           ---------    ------------
Richard H. Forde, President, Chairman and Trustee .........     $     0       $     0
Russell H. Jones, Trustee (a) .............................      10,000        32,700
David P. Marks, Trustee (b) ...............................           0             0
Paul J. McDonald, Trustee (c) .............................      10,000        32,700
Marnie Wagstaff Mueller, Trustee ..........................      10,000        32,700
Farhan Sharaff, Trustee (d) ...............................           0             0
                                                                -------       -------
Totals ....................................................     $30,000       $98,100
                                                                =======       =======

------
(a) All but $24,241 of Mr. Jones' 2002 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $43,730 as of December 31, 2002.
(b)  Mr. Marks was appointed to the Board in 2002.
(c) Mr. McDonald's balance in the CIGNA funds deferred compensation plan was $94,122 as of December 31, 2002.
(d)  Mr. Sharaff resigned from CIGNA and the Board in 2002.
(e) There were three investment companies other than the Fund in the CIGNA fund complex.

     The Board of Trustees held five Board meetings during 2002. Each Trustee attended more than 75% of the aggregate meetings of the Board and Committees on which such Trustee served during the year. The Board of Trustees has three standing committees as follows:

Audit Committee

     The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such independent accountants, and reviews the Fund's internal accounting procedures and controls. The Committee held two meetings in 2002.

     The Fund has an Audit Committee comprised of only "Independent Trustees" (as defined in the regulations of the New York Stock Exchange ("NYSE") of the Fund, who are also not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. The Audit Committee reviews the process for preparing and reviewing financial statements and other audit-related matters as they arise throughout the year. The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected. In making its recommendations, the Audit Committee reviews the nature and scope of the services to be provided.

     In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with management the process for preparation and review of the audited financial statements for the last fiscal year. The Audit Committee also reviewed the non-audit services to be provided by the independent accountants of the Fund. The independent accountants, PricewaterhouseCoopers LLP
(PWC), discussed with the Board the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from the independent accountants a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Fund that might bear on the independent accountants' independence. The Audit Committee also discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to the independent accountants' independence. The Board also reviewed the fees charged by such independent accountants for the various services provided and reviewed the Fund's internal accounting procedures and controls.

     For the fiscal year ended December 31, 2002 PWC performed both audit and non-audit services for the Fund. Audit services consisted of examinations of the Fund's financial statements and review and consultation in connection with filings with the SEC. Non-audit services included reviewing tax returns of the Fund and providing tax planning advice.

     PWC also serves as independent accountants for CIGNA Investment Securities and for each of the series of shares of CIGNA Funds Group and CIGNA Variable Products Group and performs services for all such entities similar to the services performed for the Fund. PWC also serves as independent accountants for CIGNA.

     Representatives of PWC may attend the meeting and be provided an opportunity to make a statement and to respond to questions from shareholders.

FEES PAID TO INDEPENDENT ACCOUNTANTS FOR AUDIT SERVICES

     For the audit of the Fund's annual financial statements for the fiscal year ended December 31, 2002, included in the Fund's annual report to shareholders for that fiscal year, the Fund paid or accrued [$35,000] to PWC.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     For the fiscal year ended December 31, 2002, the Fund, TimesSquare, and entities controlling, controlled by or under common control with TimesSquare which provide services to the Fund did not pay or accrue any fees for financial information systems design and implementation services by PWC.

OTHER NON/AUDIT, NON/SYSTEMS SERVICES

     For the fiscal year ended December 31, 2002, the Fund, TimesSquare, and entities controlling, controlled by or under common control with TimesSquare which provide services to the Fund paid or accrued aggregate fees of approximately [$189,400] in audit fees, and [$132,750] for other services provided by PWC. The Audit Committee determined that the provision of the services described above is compatible with maintaining the independence of PWC. The Board of Trustees has adopted a written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation which is attached hereto as Appendix B. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Board of Trustees has determined, in accordance with applicable regulations of the NYSE, that each member of the Audit Committee is financially literate and that Mr. McDonald has prior accounting experience or related financial management expertise. The current members of the Audit Committee are Ms. Mueller and Messrs. Jones and McDonald (Chairperson). All members of the Audit Committee meet the independence standards of the NYSE listing standards.

Contracts Committee

     The Contracts Committee reviews the performance of the investment adviser and any sub-adviser for the Fund, and makes recommendations to the Board of Trustees concerning the renewal of the investment advisory agreement. In performing its function, the Committee obtains from TimesSquare information it deems necessary to evaluate the terms of the investment advisory agreement and any changes or amendments to or replacements of the agreement. The Committee held one meeting in 2002. The current members of the Committee are Ms. Mueller and Jones (Chairperson) and McDonald, none of whom are interested persons of the Fund.

Nominating Committee

     The Nominating Committee manages the development and maintenance of the Board's membership, organization and compensation and it identifies and recommends to the Board individuals to be nominated for election as Trustees. No policy or procedure has been established as to the recommendation of Trustee nominees by shareholders. The Committee held six meetings in 2002. The current members of the Committee are Ms. Mueller (Chairperson) and Messrs. Jones and McDonald, none of whom are interested persons of the Fund.

Required Vote

     Each nominee for Trustee must be elected by a plurality of the shares of the Fund voted at the meeting.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

                             MANAGEMENT OF THE FUND

     Information concerning the names, positions held with the Fund, principal occupation or employment during the last five years, and current affiliations of the executive officers of the Fund, other than for Mr. Forde, Chairman of the Board and President of the Fund, is set out below. Information concerning Mr. Forde is set out in the Proposal under the caption "Nominees". The executive officers are elected annually by the Board of Trustees. As of December 31, 2002, executive officers of the Fund owned beneficially less than 1% of the shares of the Fund and of CIGNA.

     ALFRED A. BINGHAM III, 58, Vice President and Treasurer, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc.; Assistant Vice President, TimesSquare.

     JEFFREY S. WINER, 45, Vice President and Secretary, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc.; Senior Counsel, CIGNA.

                                 OTHER BUSINESS

Shareholder Proposals for 2004

     Shareholders may propose matters for inclusion in the proxy statement and action at next year's annual meeting, subject to certain conditions. Any such shareholder proposals intended to be presented at the 2004 annual meeting must be received by management of the Fund prior to November 28, 2003. Shareholder proposals not included in the proxy material may be presented from the floor at the annual meeting only if the shareholder notifies the Fund as to the proposal's nature and certain additional information by February 11, 2004.

     The management of the Fund does not know of any other matters to be brought before the meeting. If any other matters are properly brought before the meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting under the proxies.

                                        /s/ Jeffrey S. Winer
                                        --------------------

                                        Jeffrey S. Winer
                                        Secretary


Worcester, Massachusetts
March 20, 2003

                  APPENDIX A INVESTMENT SUB-ADVISORY AGREEMENT
                            CIGNA HIGH INCOME SHARES

     AGREEMENT made as of this 29TH day of April 2003, between TimesSquare Capital Management, Inc. (the "Adviser") and Shenkman Capital Management, Inc., a New York corporation (the "Sub-Adviser")

     WHEREAS, CIGNA High Income Shares, a Massachusetts business trust (the "Fund") is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated April 5, 1988 (the "Advisory Agreement") with the Fund, pursuant to which the Adviser acts as investment adviser to the Fund; and

     WHEREAS, the Adviser, with the approval of the Fund, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Fund's Board of Trustees, the Sub-Adviser shall manage such portion of securities and other assets of the Fund entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

          (a) The Sub-Adviser shall determine from time to time what Assets will be purchased, retained or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash.

          (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund's Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

          (c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution and operational capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with any guidelines established by the Board of Trustees of the Fund, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Fund and its other clients. In no instance, however, will the Fund's Assets be purchased from or sold to the Adviser, Sub-Adviser, or any affiliated person of either the Fund, Adviser or the Sub-Adviser, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

          (d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs
               (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule
               31a-1 under the 1940 Act, including, without limitation, the information specified in Schedule A attached hereto and made a part of this Agreement. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

               The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Sub-Adviser (i) shall not be required to provide any material that is not legally required to be maintained by or on behalf of the Fund and that constitutes proprietary information or analyses of the Sub-Adviser, except as may be required by law or legal process; and (ii) may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the period prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser); provided, however, that the Sub-Adviser (i) shall not be required to provide any material that is not legally required to be maintained by or on behalf of the Fund and that constitutes proprietary information or analyses of the Sub-Adviser, except as may be required by law or legal process; and (ii) may retain a copy of such records.

          (e) The Sub-Adviser shall provide the Fund's custodian on each business day with information relating to all transactions concerning the Fund's Assets in accordance with the requirements set forth on Schedule B attached hereto and made a part of this Agreement, and such other information as may reasonably be requested by Adviser.

          (f) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser and its employees and affiliates shall be free to render similar services to others and effect transactions for their account and the account of other clients, as long as such services do not impair the services rendered to the Adviser or the Fund. The Adviser and the Fund understand and agree that nothing contained in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security or other asset that the Sub-Adviser or its employees or affiliates may purchase or sell for their own account or for the account of any other client, if in the sole discretion of the Sub-Adviser it is for any reason undesirable or impracticable to take such action or make such recommendation for the Fund.

          (g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

          (h) The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Fund. The Adviser shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

          (i) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers, or employees.

          (j) The sub-adviser shall not, on behalf of the Fund, purchase securities of CIGNA Corporation or of any other entity identified by Adviser to Sub-Adviser in writing.

          (k) Sub-Adviser will maintain a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to the Fund a copy of the code of ethics and evidence of its adoption, and will make such reports to the Fund as required by Rule 17j-1 under the Act.

     2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement (including, without limitation, management of those Fund securities and assets that are not given to Sub-Adviser to manage) and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the instructions and directions of the Adviser and the Board of Trustees of the Fund, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

     3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with Prospectus(es) of the Fund. The Adviser will promptly furnish to the Sub-Adviser any and all amendments or other changes to the Prospectus, and the Sub-Adviser shall not be charged with complying with any such amendment not so delivered to the Sub-Adviser.

     4. COMPENSATION TO THE SUB-ADVISER. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate and in the manner specified in Schedule C which is attached hereto and made part of this Agreement. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

     5. LIMIT OF LIABILITY; INDEMNIFICATION. Unless otherwise required by the 1940 Act or other applicable law, (a) in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder ("Disabling Conduct") on the part of Sub-Adviser (and its officers, managers, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Sub-Adviser), Sub-Adviser shall not be subject to liability to the Adviser or the Fund (or their officers, managers, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Fund or the Adviser) for any act or omission in the course of, or connected with, rendering services hereunder, including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this agreement relates. Except for such Disabling Conduct, the Adviser shall indemnify and hold harmless Sub-Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Sub-Adviser) (collectively, the "Indemnified Parties") from and against all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Sub-Adviser's conduct under this Agreement.

          (b) Sub-Adviser agrees to indemnify and hold harmless Fund and the Adviser (and their officers, managers, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Fund or the Adviser) against any and all losses, claims damages, liabilities or litigation (including reasonable legal and other expenses), to which the Fund, the Adviser or their affiliates or such officers, directors, agents, employees, controlling persons or shareholders may become subject under the 1940 Act, under other statutes, at common law or otherwise, which may be based upon such Disabling Conduct by Sub-Adviser; provided, however, that in no case is Sub-Adviser's indemnity in favor of any person deemed to protect or apply to such person against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, or her or its duties or by reason of his, her or its reckless disregard of such person's obligations and duties under this Agreement.

          (c) Sub-Adviser shall not be liable to the Adviser or the Fund for acts of Sub-Adviser which result from acts or omissions of the Adviser or Fund, including, but not limited to, a failure by the Adviser to provide accurate and current information with respect to any records maintained by the Adviser or Fund, which records are not also maintained by Sub-Adviser, and the Adviser shall indemnify and hold harmless the Indemnified Parties from and against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from such acts or omissions.

     6. DURATION AND TERMINATION. This Agreement shall become effective upon its approval by the Fund's Board of Trustees and by the vote of a majority of the outstanding voting securities of the Fund. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Fund. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

     7. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     8. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     9. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by certified or overnight mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party:

               To the Adviser at:        c/o CIGNA Corporation
                                         280 Trumbull Street
                                         Hartford, CT 06103
                                         H-16C
                                         Attention: Mutual Fund Counsel

               To the Sub-Adviser at:    461 Fifth Avenue, 22nd Floor
                                         New York, NY 10017-6283
                                         Attn: Mark R. Shenkman, President

               With a copy to:           Richard H. Weinstein, Esq.
                                         at the same address

     10. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understanding relating to this Agreement's subject matter. This Agreement shall not be amended, nor shall any provision of this Agreement be modified or waived, unless evidenced by the written consent of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together constitute only one instrument.

     A copy of the Declaration of Trust of the Fund is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

     Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers.

TimesSquare Capital Management, Inc.     Shenkman Capital Management, Inc.


By:                                      By:
      -------------------------------          -------------------------------

Name: Richard H. Forde                   Name: Mark R. Shenkman
      -------------------------------          -------------------------------

Title: Managing Director                 Title: President
       ------------------------------           ------------------------------

                                   Schedule A

                     Records To Be Maintained By Sub-Adviser

*1. A record of each brokerage order, and all other Fund purchases and sales, given by Sub-Adviser or on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker,

     B. The terms and conditions of the order, and of any modification or cancellation thereof,

     C.   The time of entry of cancellation,

     D.   The price at which executed,

     E.   The time of receipt of report of execution, and

     F. The name of the person who placed the order on behalf of the Fund (1940 Act Rule, 31a-1(b) (5) and (6)).

*2. A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of Fund securities to brokers or dealers, and the division of brokerage commissions or other compensation on such purchase and sale orders were made. The record:

     A.   Shall include the consideration given to:

              (i) the sale of shares of the Fund

             (ii) the supplying of services or benefits by brokers or dealers to: (a) the Fund, (b) Adviser, (c) Sub-Adviser, and (d) any person other than the foregoing

            (iii) Any other considerations other than the technical
                  qualifications of the brokers and dealers as such

     B.   Shall show the nature of the services or benefits made available.

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. The identities of the persons responsible for making the determination of such allocation and such division of brokerage commissions or other compensation (1940 Act, Rule 31a-1(b) (9)).

*3. A record in the form of an appropriate memorandum identifying the person or persons, committees, or groups authorizing the purchase or sale of Fund securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record any memorandum, recommendation, or instruction supporting or authorizing the purchase or sale of Fund securities and such other information as is appropriate to support the authorization. Notwithstanding anything to the contrary in this Schedule A or the Agreement, the Sub-Adviser shall not be required to disclose any material that constitutes or is based upon the Sub-Adviser's proprietary information or analyses.** (1940 Act, Rule 31a-1(b) (10))

*4. Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record Sub-Adviser's transactions with the Fund. (1940 Act, Rule 31a-1(f)).

 *   Maintained as property of the Fund pursuant to 1940 Act Rule 31a-3(a).
** Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold), and any internal reports or Fund manager reviews.

                                   SCHEDULE B
                         Communications With Custodian

Sub-Adviser should abide by certain rules and procedures in order to minimize operational problems. Sub-Adviser will be required to have various records and files (as required by regulatory agencies) at their offices. Sub-Adviser will have to maintain a certain flow of information to State Street Bank & Trust Company ("SSB"), the custodial bank for the Fund. Sub-Adviser will be required to furnish SSB with daily information as to executed trades. SSB should receive this data no later than the morning following the day of the trade. The necessary information should be transmitted to SSB (1) via facsimile machine (the direct line to the facsimile machine is 617-537-5375) or (2) via an electronic communication system ("System") approved by SSB that meets the following criteria:

o The System must provide a method by which State Street can reasonably ensure that each communication received by it though the System actually originated from the Sub-Adviser.

o Only persons properly authorized by Sub-Adviser's senior operations office shall be authorized to access the System and enter information, and Sub-Adviser must employ reasonably procedures to permit only authorized persons to have access to the System.

o Sub-Adviser will create separate System files containing the daily-executed securities trade information with respect to the Fund it manages, or Sub-Adviser will transmit separately the trades for such Fund.

o SSB, through System or otherwise, will provide to Sub-Adviser prompt certification or acknowledgment of SSB's receipt of each transmission by Sub-Adviser of executed trade information.

o If the System malfunctions, Sub-Adviser will transmit all trade information via facsimile transmission.

Upon receipt of brokers' confirmations, Sub-Adviser or SSB will be required to notify the other party if any differences exist. The reporting of trades by the Sub-Adviser to SSB must include the following:

o    Purchase or Sale

o    Security name

o    Number of Shares or principal amount

o    Price per share or bond

o    Commission rate per share or bond, or if a net trade

o    Executing broker

o    Trade date

o    Settlement date

o    If security is not eligible for DTC

o    This information can be reported using your forms, if applicable

When opening accounts with brokers for the Fund, the account should be a cash account. No margin accounts are to be maintained. The broker should be advised to use SSB IDC's ID system number (N. 20997) to facilitate the receipt of information by SSB. If this procedure is followed, DK problems will be held down to a minimum and additional costs of security trades will not become an important factor in doing business. Delivery and receipt instructions are attached as Schedule 1. Sub-Adviser will be required to submit to SSB a daily trade authorization report, either through a System or, if a facsimile transmission is used, on a form signed by two authorized individuals prior to settlement date and a list of authorized persons with specimen signatures must have previously been sent to SSB (see Schedule 2). The daily trade authorization report will contain information on which SSB can rely to either accept delivery or deliver out of the account, securities as per Sub-Adviser trades. If facsimile transmission is used, Sub-Adviser will use a form acceptable to SSB.

                                   Schedule 1

Mailing Instructions and Delivery Instructions:

     Confirmation Instructions (copy of Broker Advice):
       State Street Bank and Trust Company
       Mutual Fund Services
       1776 Heritage Drive (A4E)
       North Quincy, MA 02171

       For the account of        CIGNA High Income Shares

     Delivery Instructions:
       All DTC Eligible Securities:
       Depository Trust Company (DTC) #997 Custodian Services
                                      #20997 Agent Bank

     All Ineligible DTC Securities (i.e., Commercial Paper)
       State Street Bank and Trust Company
       State Street Boston-Securities Corp.
       61 Broadway
       Main Concourse Level
       New York, NY 10006
       "VS Payment" (Federal Funds on Commercial Paper Only)
       For the account of        CIGNA High Income Shares

     All Government Issues:
       Delivered through Book Entry of Federal Reserve
       Bank to: State St Bos/Spec/Fund Name/Fund #
       (VS Payment Federal Funds)

     Foreign Holdings:
       Please confer with Brad Payne, State Street Bank,
       (Phone: 617-985-5389) to obtain delivery instructions of the State Street Global Custody Network

                                   Schedule 2

                     Example of Authorized Signature Letter
                        (To Be Typed on Your Letterhead)


[DATE]


State Street Bank and Trust
Mutual Fund Services
1776 Heritage Drive (A4E)
North Quincy, MA 02171
Attention: CIGNA Charter Mutual Funds

RE: Persons Authorized To Executed Trades For CIGNA High Income Shares ("Fund")

The following list of individuals is authorized to execute and report trade instructions on behalf of the Fund. Should there be any changes to the authorized persons listed below, we will notify you immediately of those changes.


NAME                                    SIGNATURE


Sincerely yours,

                                   Schedule C

                          Fees for Sub-Adviser Services

For investment management services provided to the Fund under this Agreement, Adviser, as a fiduciary for the Fund, shall pay the Sub-Adviser a fee determined by multiplying the average weekly total asset value of the Fund assets managed by Sub-Adviser by the annual rate specified below. All fees shall be calculated and paid quarterly in arrears. The Adviser shall provide a written statement setting forth the amount of the sub-advisory fee as soon as practicable after the close of the applicable quarter, and the amount thereof shall be payable within ten (10) business days after quarter-end. Fees for partial periods shall be prorated for the portion of the period for which services were rendered.

                        First $100 Million - 35 basis points
                        Thereafter - 32.5 basis points

In determining the fees payable to Sub-adviser, the average weekly total asset value of Fund assets managed by Sub-adviser shall be based on valuations of the assets furnished by the Fund's custodian.

                                   APPENDIX B
                            CIGNA HIGH INCOME SHARES
                             AUDIT COMMITTEE CHARTER

1. The Audit Committee shall be composed entirely of Trustees who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. In addition, so long as the Fund's shares are listed on the New York Stock Exchange (the NYSE"), the composition of the Audit Committee shall meet such other requirements as shall be imposed from time to time by the NYSE.

2.   The purposes of the Audit Committee are:

     (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of one or more service providers;

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent accountants and the full Board of Trustees/Trustees (the "Board").

3. The function of the Audit Committee is to assure itself and the Board of the integrity of financial information and controls maintained in accordance with contracts, prospectuses and regulations. Management's responsibility is to maintain appropriate systems for accounting and internal control. The independent accountant's responsibility is to plan and carry out a proper audit. The independent accountant's ultimate accountability is to the Audit Committee and to the Board, which has the ultimate authority and responsibility regarding the evaluation, appointment and, when appropriate, the termination of the Fund's independent accountants.

4.   The Audit Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of accountants and, in connection therewith, to otherwise evaluate the independence of the accountants, including whether the accountants provide any consulting services to the manager and to request an annual representation from the accountant of its independence from management;

     (b) to meet with the Fund's independent accountants, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the accountants, or other results of said audit(s); (iii) to consider the accountants' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and
          (iv) to review the form of opinion the accountants propose to render to the Board and shareholders;

     (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the accountants;

     (d) to review the fees charged by the accountants for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in fund operations;

     (f) to review any non-audit services to the Fund by its independent accountants;

     (g) to review the working relationship between the Fund's management and the independent accountants;

     (h) to review and discuss the Fund's audited financial statements with the Fund's management;

     (i) to report its activities to the Board on a regular basis, based on the Committee's review and discussions with management and with the independent accountants to make a recommendation to the Board as to whether the Fund's audited financial statements should be included in the Fund's annual report to shareholders and to make such other recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

     (j) to prepare any audit committee report required to be included in a Fund proxy statement.

5. The Committee shall meet at least annually and is empowered to hold special meetings as circumstances require.

6. The Committee shall regularly meet with the Fund's Treasurer and internal accountants for the management company and shall have the right of access to the Fund's Treasurer, other officers and independent accountants.

7. The Committee shall require the independent accountants to provide the Committee with an annual report regarding the independent accountants' independence, which report shall include, but not be limited to, a formal written statement setting forth all relationships between the independent accountants and (a) the Fund or any of its officers or Trustees or (b) the Fund's investment adviser(s). The Committee shall discuss such reports with the independent accountants, and if necessary in the judgment of the Committee, the Committee shall recommend that the Board take appropriate action to ensure the independence of the independent accountants or replace the independent accountants.

8. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the Fund's expense.

     The Committee shall review this Charter at least annually and recommend any changes to the full Board.

[Logo]
CIGNA

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

CIGNA HIGH INCOME SHARES

This proxy will be voted as specified. If you simply sign the proxy, it will be voted for proposal 1 and proposal 2. In their discretion, the proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                             |_|
CONTROL NUMBER:

                                                   -----------------------------
Please be sure to sign and date this Proxy
--------------------------------------------------------------------------------
Date


--------------------------------------------------------------------------------
Shareholder sign here

Co-owner sign here

1.    To approve the sub-advisory         For    Against    Abstain
      agreement between TimesSquare
      Capital Management, Inc. and
      Shenkman Capital Management, Inc.   |_|      |_|        |_|

2.    Election of Trustees.               For     With-     For All
                                                  hold      Nominees
                                                             Except
Ms. Mueller, Ms. Hays and Messrs.
Forde, Jones, Marks and McDonald.         |_|      |_|        |_|

      If you do not wish your shares
      voted "For" a particular nominee,
      mark the "For All Nominees
      Except" box and strike a line
      through the name(s) of the
      nominee(s). Your shares will be
      voted for the remaining
      nominee(s).

3.    In their discretion upon            For    Against    Abstain
      such other matters as may
      properly come before the meeting.
                                          |_|      |_|        |_|


RECORD DATE SHARES:

                            CIGNA HIGH INCOME SHARES
                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Richard H. Forde and Jeffrey S. Winer and either one of them, proxies of the undersigned, with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of CIGNA High Income Shares (the "Fund'), on Tuesday, April 29, 2003 at 11:30 a.m., Eastern Time, at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts, and at any adjournment thereof, in the manner directed herein on the matters described in the notice and accompanying proxy statement for the meeting. The Trustees recommend that you vote "FOR" each of the proposals. If no direction is made, this proxy will be voted FOR all items described in the proxy statement. As to any other matters that may properly come before the meeting, the proxies shall vote in accordance with their best judgment.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

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